UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Douglas Dynamics, Inc. (the “Company”) held on April 30, 2014 (the “2014 Annual Meeting”), the Company’s stockholders approved the material terms of the performance goals under the Company’s Annual Incentive Plan (the “AIP”) and 2010 Stock Incentive Plan, as amended and restated (the “2010 Stock Plan” and, together with the AIP, the “Plans”), for purposes of qualifying compensation awarded under the Plans as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.  The AIP provides an opportunity for participants to earn a cash bonus upon the achievement of the performance goals established under the AIP.  The amendment and restatement of the 2010 Stock Plan, which was approved by the Company’s Board of Directors on March 5, 2014 contingent on stockholder approval of the performance goals, added to the 2010 Stock Plan a menu of performance goals, individual award limits and a prohibition on repricing outstanding stock options.  No additional shares were added to the reserve under the 2010 Stock Plan in the amendment and restatement.

The Company cannot currently determine the benefits, if any, to be paid under the Plans in the future to the Company’s officers, including the Company’s named executive officers.

The Plans are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2014. The descriptions of the AIP and the amendment and restatement of the 2010 Stock Plan set forth above do not purport to be complete and are qualified in their entirety by reference to the full text of the AIP and the 2010 Stock Plan, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On April 30, 2014, the Company held the 2014 Annual Meeting.  The name of the director elected at the 2014 Annual Meeting, a brief description of each other matter voted upon at the 2014 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

Election of One Director to a Term Expiring at the 2017 Annual Meeting of Stockholders

Name of Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
James D. Staley	18,496,109	460,824	2,210,326

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,445,667	317,458	193,808	2,210,326

Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2014

Shares Voted For	Shares Voted Against	Abstentions
21,022,558	81,701	63,000

Approval of the Material Terms of the Performance Goals Under the Annual Incentive Compensation Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,783,397	82,832	90,704	2,210,326

Approval of the Material Terms of the Performance Goals Under the 2010 Stock Incentive Plan

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
18,664,200	198,024	94,709	2,210,326

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(10.1)                Douglas Dynamics, Inc. Annual Incentive Plan [Incorporated by reference to Appendix A to Douglas Dynamics, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (File No. 001-34728)].

(10.2)                Douglas Dynamics, Inc. Amended and Restated 2010 Stock Incentive Plan [Incorporated by reference to Appendix B to Douglas Dynamics, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (File No. 001-34728)].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2014

DOUGLAS DYNAMICS, INC.

By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated April 30, 2014

Exhibit
Number

(10.1)

Douglas Dynamics, Inc. Annual Incentive Plan [Incorporated by reference to Appendix A to Douglas Dynamics, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (File No. 001-34728)].

(10.2)

Douglas Dynamics, Inc. Amended and Restated 2010 Stock Incentive Plan [Incorporated by reference to Appendix B to Douglas Dynamics, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2014 (File No. 001-34728)].